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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Edmond English and Jeffrey Naylor and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the form 10-K to be filed by The TJX Companies, Inc. for the fiscal year ended January 31, 2004 and any or all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Edmond English                         /s/ Jeffrey Naylor
----------------------------------         -------------------------------------
Edmond English, President,                 Jeffrey Naylor, Senior Executive Vice
Principal Executive Officer and            President-Finance, Principal
Director                                   Financial and Accounting Officer


/s/ David A. Brandon                       /s/ Richard Lesser
----------------------------------         -------------------------------------
David A. Brandon, Director                 Richard Lesser, Director

/s/ Bernard Cammarata                      /s/ John F. O'Brien
----------------------------------         -------------------------------------
Bernard Cammarata, Director                John F. O'Brien, Director

/s/ Gary Crittenden                        /s/ Robert F. Shapiro
----------------------------------         -------------------------------------
Gary Crittenden, Director                  Robert F. Shapiro, Director

/s/ Gail Deegan                            /s/ Willow B. Shire
----------------------------------         -------------------------------------
Gail Deegan, Director                      Willow B. Shire, Director

/s/ Dennis F. Hightower                    /s/ Fletcher H. Wiley
----------------------------------         -------------------------------------
Dennis F. Hightower, Director              Fletcher H. Wiley, Director



Dated: March 18, 2004